SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 1, 2006

Date of report

(Date of earliest event reported)

ZEVEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12965	87-0462807
(State of Incorporation)	(Commission	(I.R.S.Employer
File Number)		Identification No.)

4314 Zevex Park Lane,

Salt Lake City, Utah 84123

(Address of Principal Executive Offices)

Issuer’s Telephone Number, Including Area Code: (801) 264-1001

None

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Management disclosed on its third quarter conference call information regarding future projections. Management stated that although, it is early to provide a firm projection for 2007 revenue, our preliminary forecast indicates that 20% growth is achievable in 2007. From an operating perspective, we are setting goals to achieve 10% operating income in the coming year.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 1st day of November, 2006.

By: /s/ Phillip L. McStotts
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Phillip L. McStotts
Chief Financial Officer